Exhibit 10.1

3039 E CORNWALLIS RD
RESEARCH TRIANGLE PARK NC 27709-2195
January 20, 2016

Mr. Mike Harrison
Brocade Communications Systems, Inc.
130 Holger Way
San Jose, CA 95134-1376

Subject: Amendment 50 to SOW #1 of the IBM/Brocade Goods Agreement ROC-P-68

This letter (the “Amendment”) serves as Amendment Number 50 to SOW #1, including all amendments thereto (“SOW#1”) of the Goods Agreement ROC-P-68 (the “Agreement”), which the parties hereto do mutually agree to amend as follows

1.	The effective date of this Amendment is the last date signed below (the “Effective Date”).

2.	Schedule 1 to Exhibit A, of the SOW#1 is hereby deleted and replaced with Schedule 1 to Exhibit A, dated January 20, 2016 and attached hereto.

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or the SOW #1. All other terms and conditions of the Goods Agreement and SOW#1 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW#1 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

Accepted and Agreed To:		Accepted and Agreed To:
International Business Machines Corporation		Brocade Communications Systems, Inc.

By: /s/ David Lake	1/26/16	By: /s/ Harry Ault	1/20/16
Authorized Signature	Date	Authorized Signature	Date

David Lake		Harry Ault
Type or Print Name		Type or Print Name

Procurement - GCM - NIC		VP, Global Partners
Title & Organization		Title & Organization
Address:		Address: 130 Holger Way
San Jose, California 95134-1376

Accepted and Agreed To:
Brocade Communications Switzerland, SarL

/s/ Pierre MATTENBERGER	1/25/16
Authorized Signature	Date

Pierre MATTENBERGER
Type or Print Name

Director
Title & Organization

Amendment 50 to SOW 1	1 of 1
Brocade Confidential Information

4999RO0022 (SOW 1) - AMENDMENT 50
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
Date: January 20, 2016 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - 13 Months (included in unit price of product)	Out of Warranty Pricing
1Gbit/sec Switch Products and Software
	IB-228011-01		[***]	1Gb Secure Fabric OS	[***]
SW2400 & SW2800 (Refer to End of Life Products)
	IB-200008-05		[***]	Quick Loop License	[***]
	IB-228001-04		[***]	Fabric Watch License	[***]
	IB-228002-05		[***]	Extended Fabrics	[***]
	IB-200032-05		[***]	Remote Switch	[***]
2Gbit/sec Switch Products and Software (Refer to END OF LIFE section for EOL part numbers)
SW3200
	IB-3200-MSB-03		[***]	Full Fabric Upgrade Includes Advance Zoning and Fabric Watch	[***]
	IB-3200SEC-01		[***]	Secure Fabric OS (SW3200)	[***]
	IB-3200TPM-03		[***]	Performance Bundle (Trunking and Performance Monitoring)	[***]
	IB-3200TRK-01		[***]	ISL Trunking (SW3200)	[***]
SW3800
	IB-3800SEC-01		[***]	Secure Fabric OS (SW3800)	[***]
	IB-3800TPM-03		[***]	Performance Bundle (Trunking and Performance Monitoring)	[***]
	IB-3800TRK-01		[***]	ISL Trunking (SW3800)	[***]
SW3900
	IB-3900EXF-03		[***]	Extended Fabrics	[***]
	IB-3900EXF-10	[***]	[***]	Extended Fabric (SW4100)	[***]
	IB-3900PRF-10	[***]	[***]	Performance Monitoring (SW4100, SW210E, SW7500)	[***]
	IB-3900RSW-03		[***]	Remote Switch	[***]
	IB-3900RSW-10	[***]	[***]	Remote Switch (SW4100)	[***]
	IB-3900SEC-01		[***]	Secure Fabric OS (SW3900)	[***]
	IB-3900SEC-10-M	[***]	[***]	Secure Fabric OS (SW4100, SW210E, SW7500)	[***]	[***]
	IB-3900TRK-10	[***]	[***]	ISL Trunking (SW4100, SW210E, SW7500)	[***]
	IB-MIDRCUP-10-M	[***]	[***]	CUP for 2109-F32 amd 2005-B32/32B (single switch fabric)	[***]	[***]
	IB-MIDRCUS-10-M	[***]	[***]	CUP for 2109-F32, 2005-B32/32B (in cascaded fabrics)	[***]	[***]
SW325x & SW385x
	IB-3250EXF-01		[***]	Extended Fabrics	[***]
	IB-3250MSB-01		[***]	Two Domain to Full Fabric Upgrade includes Fabric Watch	[***]
	IB-3250RSW-01		[***]	Remote Switch	[***]
	IB-3250SEC-01-M		[***]	Secure Fabric OS (SW3250)	[***]	[***]
	IB-3250TPM-01		[***]	Performance Bundle (Trunking and Performance Monitoring)	[***]
	IB-3850EXF-01		[***]	Extended Fabric	[***]
	IB-3850FTF-01	[***]	[***]	Four Domain to Full Fabric Upgrade	[***]
	IB-3850RSW-01		[***]	Remote Switch	[***]
	IB-3850SEC-01-M		[***]	Secure Fabric OS (SW3850)	[***]	[***]
	IB-3850TPM-01	[***]	[***]	Performance Bundle (Trunking and Performance Monitoring)	[***]
4Gbit/sec Switch Products and Software (Refer to END OF LIFE Section for EOL part numbers)
SW210E
	IB-SMED4POD-01	[***]	[***]	4p POD (Ports on Demand) license Upgrade	[***]

Amendment 50 to SOW 1	Page 1
Exhibit A - Schedule 1	Brocade Confidential Information
[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW 1) - AMENDMENT 50
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
Date: January 20, 2016 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - 13 Months (included in unit price of product)	Out of Warranty Pricing
	IB-SMEDEPT-10	[***]	[***]	E Port Upgrade (Plant)	[***]
	IB-SMEDEPT-20	[***]	[***]	E Port Upgrade (Field)	[***]
	IB-SMEDFWH-01	[***]	[***]	SW210E, Fabric Watch	[***]
	IB-SMEDEXF-01	[***]	[***]	Extended Fabrics	[***]
SW4100
	IB-MIDR16T24-01	[***]	[***]	16-24 port upgrade (SW4100 & Brocade 5000)	[***]
	IB-MIDR16T32-01	[***]	[***]	16 to 32 port upgrade (Plant only)	[***]
	IB-MIDR16T32-02	[***]	[***]	16 to 32 port upgrade (Field only)	[***]
	IB-MIDR24T32-01	[***]	[***]	24-32 port upgrade	[***]
	IB-MIDRTPM-01	[***]	[***]	Performance Monitoring and ISL Trunking Bundle (SW4100, SW210E, SW7500)	[***]
SW4900
	IB-4900POD-01	[***]	[***]	16P POD, includes no SFPs	[***]
	IB-MENTSEC-10-M	[***]	[***]	SW4900: Advanced Security Activation	[***]	[***]
	IB-MENTTPM-01	[***]	[***]	SW4900: Performance Bundle: Includes ISL Trunking & Performance Monitoring	[***]
	IB-MENTTRK-10	[***]	[***]	SW4900: ISL Trunking	[***]
	IB-MENTPRF-10	[***]	[***]	SW4900: Performance Monitoring	[***]
	IB-MENTEXF-10	[***]	[***]	SW4900: Extended Fabrics	[***]
	IB-MENTCUP-01-M	[***]	[***]	FICON with CUP Activation	[***]	[***]
SW7500
	XIB-MIDR-0003		[***]	SW7500 / R18, SW4900 / B64, Brocade 5300 / B80 Power Supply FRU	[***]
	IB-7500FCI-01-M IB-7500FCI-02-M (12/1/06)	[***]	[***]	SW7500: FCIP License (includes compression & encryption); Effective 12/1/06: IPSec License included as a bundle with the FCIP license	[***]	[***]
BROCADE 7500E
	XIB-MIDR-0003		[***]	7500 Power Supply FRU	Refer to SW7500 section for price
	XIB-7500-0004		[***]	FAN FRU	Refer to SW7500 section for price
	IB-MIDRCUP-10-M	[***]	[***]	FICON w/ CUP Activation (only avail on Fully upgraded unit)	Refer to SW3900 section for price
	IB-MIDRTPM-01	[***]	[***]	R18 Performance Bundle (Plant)	Refer to SW4100 section for price
	IB-3900PRF-10	[***]	[***]	R18 Performance Monitor (Field)	Refer to SW3900 section for price
	IB-3900TRK-10	[***]	[***]	R18 Trunking Activation (Field)	Refer to SW3900 section for price
	IB-7500FIA-01-M	[***]	[***]	Brocade Accelerator for FICON for 7500, including FICON XRC emulation and tape pipelining	[***]	[***]
	IB-7500EUG-01-M	[***]	[***]	Full HPE upgrade license with 14p activation	[***]	[***]
8Gbit/sec Switch Products and Software (Refer to END OF LIFE Section for EOL part numbers)
BROCADE 300
	IB-320-0008-M Jul 21, 2016 = IB-320-B-0008-M	[***]	[***]	8p, 1 power supply, 8 8G SWL SFPs Advanced Zoning, Webtools, Full Fabric, EGM	[***]	[***]		[***]
BROCADE 300 FRU's
	XIB-320-0000 Jan 25, 2016 = XIB-320-B-0000		[***]	FRU 8p switch, 1 power supply, 0 SFPS	[***]			[***]
BROCADE 300 OPTIONAL SOFTWARE
	IB-SMEDEBI1-01 Dec 3, 2013 = IB-SMEDEBl1-02	[***]	[***]	Enterprise Bundle: TRK, FW, APM, AN. Dec 3, 2013 = Added Fabric Vision (FV)	[***]

Amendment 50 to SOW 1	Page 2
Exhibit A - Schedule 1	Brocade Confidential Information
[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW 1) - AMENDMENT 50
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
Date: January 20, 2016 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - 13 Months (included in unit price of product)	Out of Warranty Pricing
	IB-SMEDEBI2-01 Dec 3, 2013 = IB-SMEDEBI2-02	[***]	[***]	Enterprise Bundle: TRK, FW, AN, APM, FF, EGM 16p POD (2x8p). Dec 3, 2013 = Added Fabric Vision (FV)	[***]
	IB-SMEDEPT-01	[***]	[***]	S/W, FULL FABRIC (EPORT UPGRADE)	[***]
	IB-SMEDEXF-10	[***]	[***]	S/W, EXTENDED FABRIC	[***]
	IB-SMEDFWH-10	[***]	[***]	S/W, FABRIC WATCH	[***]
	IB-SMEDPRF-01	[***]	[***]	S/W, ADV PERF MONITORING	[***]
	IB-SMEDTRK8-01	[***]	[***]	S/W, ISL TRUNKING	[***]
	IB-SMEDEGM-01		[***]	S/W, EGM (ENHANCED GROUP MANAGEMENT)	[***]
	IB-SMEDAN-01	[***]	[***]	S/W, ADAPTIVE NETWORKING	[***]
	IB-SMEDPOD-01	[***]	[***]	S/W, Port-On-Demand (8P) zero SFPs	[***]
	IB-SMEDPOD8-01	[***]	[***]	S/W, Port-On-Demand (8P) 8 8G SWL SFPs	[***]
	IB-SMEDSAO-01	[***]	[***]	AAS: Server Application Optimization License for SAN24B HVEC: Server Application Optimization License for SAN24B	[***]
BROCADE 5100
	IB-5120-0000-M	[***]	[***]	24p, 2 PS/Fan combo Advanced Zoning, Webtools, Fabric Watch, Full Fabric, EGM	[***]	[***]		[***]
	IB-5120-1000-M	[***]	[***]	24p, 2 PS/Fan combo Advanced Zoning, Webtools, Fabric Watch, Full Fabric, EGM	[***]	[***]		[***]
BROCADE 5100 FRU's
	XIB-5100-0001		[***]	Brocade 5100 PS/Fan FRU	[***]
	XIB-000147		[***]	SFP,SWL,8G,1-PK,BR	[***]
	XIB-000139		[***]	SFP,SWL,4G,1-PK,BR	[***]
	XIB-000144		[***]	SFP,LWL,4G,10KM,1-PK,BR	[***]
	XIB-000146		[***]	SFP,ELWL,4G,30KM,1-PK,BR	[***]
	XIB-000142		[***]	SFP,SWL,4G,4km 1-PK	[***]
BROCADE 5100 OPTIONAL SOFTWARE
	IB-MIDREBIB-01	[***]	[***]	TRK, APM, AN	[***]
	IB-3900EXF-20	[***]	[***]	S/W, EXTENDED FABRIC	[***]
	IB-3900PRF-20	[***]	[***]	S/W, ADV PERF MONITORING	[***]
	IB-3900TRK-20	[***]	[***]	S/W, ISL TRUNKING	[***]
	IB-MIDRAN-01	[***]	[***]	S/W, ADAPTIVE NETWORKING	[***]
	IB-MIDRIR-01-M	[***]	[***]	S/W, INTEGRATED ROUTING	[***]	[***]
	IB-MIDRCUP-20-M	[***]	[***]	S/W, Control Unit Port (CUP)	[***]	[***]
	IB-MIDRPOD-01	[***]	[***]	8p POD upgrade license	[***]
	IB-MIDRPOD8-01		[***]	S/W, Port-On-Demand (8P) 8 8G SWL SFPs	[***]
	IB-MIDRPOD4-10		[***]	S/W, Port-On-Demand (8P) 8 4G LWL 4KM SFPs	[***]
	IB-MIDRPOD8-10		[***]	SW, 8 ports on demand with 8 LWL (10km) 8G SFPs (2498-B40)	[***]
	IB-MIDRSAO-01	[***]	[***]	AAS: Server Application Optimization License for SAN40B HVEC: Server Application Optimization License for SAN40B	[***]
BROCADE 5300 (Refer to End of Life Products)
BROCADE 5300 OPTIONAL SOFTWARE

Amendment 50 to SOW 1	Page 3
Exhibit A - Schedule 1	Brocade Confidential Information
[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW 1) - AMENDMENT 50
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
Date: January 20, 2016 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - 13 Months (included in unit price of product)	Out of Warranty Pricing
	IB-MENTEBIB-01	[***]	[***]	EB: TRK, APM, AN	[***]
	IB-MENTEXF-20	[***]	[***]	S/W, EXTENDED FABRIC	[***]
	IB-MENTPRF-20	[***]	[***]	S/W, ADV PERF MONITORING	[***]
	IB-MENTTRK-20	[***]	[***]	S/W, ISL TRUNKING	[***]
	IB-MENTAN-01	[***]	[***]	S/W, ADAPTIVE NETWORKING	[***]
	IB-MENTIR-01-M	[***]	[***]	S/W, INTEGRATED ROUTING	[***]	[***]
	IB-MENTCUP-20-M	[***]	[***]	S/W, Control Unit Port (CUP)	[***]	[***]
	IB-MENTPOD-01		[***]	16p POD	[***]
	IB-MENTPOD8-01		[***]	S/W, Port-On-Demand (16P) 16 8G SWL SFPs	[***]
	IB-MENTPOD4-10		[***]	S/W, Port-On-Demand (16P) 16 4G LWL 4KM SFPs	[***]
	IB-MENTPOD8-10		[***]	SW, 16 ports on demand with 16 LWL (10km) 8G SFPs (2498-B80)	[***]
	IB-MENTSAO-01	[***]	[***]	AAS: Server Application Optimization License for SAN80B	[***]
FCoE Switch Products and Software (Refer to END OF LIFE Section for EOL part numbers)
BROCADE 8000
BROCADE 8000 - MAINTENANCE RENEWALS
	SVC-UPGRADE	[***]	[***]	3758-B32 & 375832E Firmware Upgrade Renewal, 1 YEAR	[***]
	SVC-UPGRADE	[***]	[***]	3758-B32 & 375832E Firmware Upgrade Renewal, 2 YEAR	[***]
BROCADE 8000 (CEE Only)
BROCADE 8000 - MAINTENANCE RENEWALS
	SVC-UPGRADE	[***]	[***]	3758B32 / 3758L32 and 375832E / 375832L FIRMWARE UPGRADE RENEWAL, 1 YEAR	[***]
	SVC-UPGRADE	[***]	[***]	3758B32 / 3758L32 and 375832E / 375832L FIRMWARE UPGRADE RENEWAL, 2 YEAR	[***]
BROCADE 8000 - ACCESSORIES
	IB-R000162	[***]	[***]	Fixed Rack Mount Kit	[***]
	IB-000165	[***]	[***]	Mid-Mount Rack Kit	[***]
	IB-DCX-0131	[***]	[***]	USB Drive (32E only)	[***]
BROCADE 8000 FRU's
	XIB-R000162	[***]	[***]	FRU, Fixed Rack Mount Kit	[***]
	XIB-000165	[***]	[***]	FRU, Mid-Mount Rack Kit	[***]
	XIB-DCX-0131	[***]	[***]	FRU, USB Drive (32E only)	[***]
BROCADE 8000 OPTIONAL SOFTWARE
(NOTE: Using 2 p/n's already released with Brocade 5100)
BROCADE 8000 CEE Only (Accessories, FRU's, Optional Software)
	IB-CNVSVC-0001	[***]	[***]	S/W, Converged Service Bundle	[***]
EXTENSION PRODUCTS
BROCADE 7800 Extension Switch
	IB-7800-0001-W-U Jul 21, 2016 = IB-7800-B-0001-W-U	[***]	[***]	2498-R06; 7800, 6P, 4 8GB SWL SFPs, 0 1GE	[***]		[***]	[***]
	IB-7800-1001-W-U Jul 21, 2016 = IB-7800-B-1001-W-U	[***]	[***]	2498-R06; 7800, 6P, 4 8GB LWL SFPs, 0 1GE	[***]		[***]	[***]

Amendment 50 to SOW 1	Page 4
Exhibit A - Schedule 1	Brocade Confidential Information
[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW 1) - AMENDMENT 50
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
Date: January 20, 2016 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - 13 Months (included in unit price of product)	Out of Warranty Pricing
BROCADE 7800 MAINTENANCE RENEWALS
	SVC-UPGRADE	[***]	[***]	2498-R06, FIRMWARE UPGRADE RENEWAL, 1 YEAR Paper pack template part number is 53-1001529-01	[***]
	SVC-UPGRADE	[***]	[***]	2498-R06, FIRMWARE UPGRADE RENEWAL, 2 YEAR Paper pack template part number is 53-1001530-01	[***]
BROCADE 7800 FRU's
	XIB-7800-0000 Dec 14, 2015 = XIB-7800-B-0000	[***]	[***]	FRU, 7800, 6P, 0 SFP	[***]			[***]
BROCADE 7800 OPTIONAL SOFTWARE
	IB-EXTSAFI-01-M	[***]	[***]	S/W, ADVANCED ACCELERATOR FOR FICON	[***]	[***]
	IB-EXTSAEX-01-M	[***]	[***]	S/W, ADVANCED EXTENSION	[***]	[***]
	IB-EXTSIR-01-M	[***]	[***]	S/W, INTEGRATED ROUTING	[***]	[***]
	IB-EXTSEB-01 Dec 3, 2013 = IB-EXTSEB1-02	[***]	[***]	S/W, Enterprise Bundle (TRK, APM, FW, AN, SAO) Dec 3, 2013 = Added Fabric Vision (FV)	[***]
	IB-EXTSTRK-01	[***]	[***]	S/W, ISL Trunking (TRK)	[***]
	IB-EXTSAN-01	[***]	[***]	S/W, Adaptive Networking (AN)	[***]
	IB-EXTSFWH-01	[***]	[***]	S/W, Fabric Watch (FW)	[***]
	IB-EXTSPRF-01	[***]	[***]	S/W, Advanced Performance Monitoring (APM)	[***]
	IB-EXTSSAO-01	[***]	[***]	S/W, Server Application Optimization (SAO)	[***]
	IB-EXTSCUP-01-M	[***]	[***]	S/W, FICON CUP for Single Switch	[***]	[***]
	IB-EXTSEXF-01	[***]	[***]	SW, Extended Fabric	[***]
	IB-7800UG-0001-M	[***]	[***]	S/W, 7800 UPGRADE, Port Activation 12 Fiber Channel and 4 IP Ships as a paperpack and qty-12 8Gb SWL SFP's	[***]	[***]
BROCADE 7840 Extension Switch
	IB-7840-0001-W-U Jul 21, 2016 = IB-7840-B-0001-W-U	[***]	[***]	7840,42P,24 16G SW SFPS,0 1/10/40GBE SFP, Rail Kit, 2 P/S, 3 Fans Enterprise Bundle (FV, TRK, EF) and Advanced Extension (AEX)	[***]	[***]	[***]	[***]
	IB-7840-0002-W-U Jul 21, 2016 = IB-7840-B-0002-W-U	[***]	[***]	7840,42P,24 16G LW SFPS,0 1/10/40GBE SFP, Rail Kit, 2 P/S, 3 Fans Enterprise Bundle (FV, TRK, EF) and Advanced Extension (AEX)	[***]	[***]	[***]	[***]
BROCADE 7840 ACCESSORIES
	IB-R000294	[***]	[***]	2 POST MID MOUNT KIT/FLUSH MOUNT KIT	[***]			[***]
BROCADE 7840 FRU's
	XIB-7840-0000 Feb 12, 2016 = XIB-7840-B-0000	[***]	[***]	7840 FRU,42P,2 P/S, 3 fans, 0 SFP Enterprise Bundle (FV, TRK, EF) and Advanced Extension (AEX)	[***]			[***]
	XIB-R000294	[***]	[***]	FRU,2 POST MID MOUNT KIT/FLUSH MOUNT KIT	[***]
	XIB-R000296	[***]	[***]	FRU, UNIVERSAL RACK MOUNT KIT, 4 POST	[***]
BROCADE 7840 MAINTENANCE RENEWALS
	SVC-UPGRADE	[***]	[***]	FIRMWARE UPGRADE RENEWAL, 1 YEAR	[***]

Amendment 50 to SOW 1	Page 5
Exhibit A - Schedule 1	Brocade Confidential Information
[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW 1) - AMENDMENT 50
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
Date: January 20, 2016 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - 13 Months (included in unit price of product)	Out of Warranty Pricing
	SVC-UPGRADE	[***]	[***]	FIRMWARE UPGRADE RENEWAL, 2 YEAR	[***]
BROCADE 7840 SOFTWARE ORDERABLES
	IB-LEXTSAFI-01-M	[***]	[***]	S/W, PP, ADVANCED ACCELERATOR FOR FICON	[***]	[***]	[***]
	IB-LEXTSUG1-01-M	[***]	[***]	S/W, PP, 7840 WAN RATE UPGRADE 1	[***]	[***]	[***]
	IB-LEXTSUG2-01-M	[***]	[***]	S/W, PP, 7840 WAN RATE UPGRADE 2	[***]	[***]	[***]
ENCRYPTION PRODUCTS
BROCADE ENCRYPTION SWITCH (IBM 2498-E32) (Refer to End of Life Products)
BROCADE ENCRYPTION SWITCH (IBM 2498-E32) MAINTENANCE RENEWALS
	SVC-UPGRADE	[***]	[***]	FIRMWARE UPGRADE RENEWAL, 1 YEAR Paperpack template part number is 53-1001956-* / 80-1004434	[***]
	SVC-UPGRADE	[***]	[***]	FIRMWARE UPGRADE RENEWAL, 2 YEAR Paperpack template part number is 53-1001957-* / 80-1004435	[***]
BROCADE ENCRYPTION PRODUCTS - OPTIONAL SOFTWARE
	IB-ENCPRF48-01	[***]	[***]	Backbone Encryption Performance Upgrade	[***]
	IB-ENCPRF32-01	[***]	[***]	Switch Encryption Performance Upgrade license	[***]
	IB-MENTEBIB-02 Dec 3, 2013 = IB-MENTEBIB-04	[***]	[***]	S/W, Enterprise Bundle (TRK, APM, and AN), same bundle as the B80 Dec 3, 2013 = Added Fabric Vision (FV)	[***]

MULTI-PROTOCOL ROUTER (Refer to END OF LIFE Section for EOL part numbers)
SW7420
	IB-7420FCIP-01	[***]	[***]	XPath FCIP	[***]
	IB-7420FCR-01	[***]	[***]	XPath FCR (Routing)	[***]
	IB-7420FCCR-01	[***]	[***]	XPath FCIP and FC Routing Bundle	[***]

DIRECTOR PRODUCTS AND SOFTWARE (Refer to END OF LIFE Section for EOL part numbers)
SW12000
	XIB-12000-0104 XIB-12000-R0104		[***]	Power Supply , 180-264VAC, 1000W, FRU	[***]			[***]
	XIB-12000-0106 XIB-12000-R0106		[***]	AC Power Cord, FRU	[***]
	XIB-12000-0107 XIB-12000-R0107		[***]	AC Power Cord, UK/Ireland, 250V, FRU	[***]
	XIB-12000-0108 XIB-12000-R0108		[***]	AC Power Cord, Cont. Europe CEE7/7, FRU	[***]
	XIB-12000-0109 XIB-12000-R0109		[***]	AC Power Cord, AUST/INZ, 250V	[***]
	XIB-12000-0110 XIB-12000-R0110		[***]	AC Power Cord, Intl IEC	[***]
	IB-1200CUP-10-M		[***]	CUP for 2109-M12 (single switch fabric)	[***]	[***]
	IB-1200CUP-20-M		[***]	CUP for 2109-M14 (single switch fabric)	[***]	[***]
	IB-1200CUS-10-M		[***]	CUP for 2109-M12 (in cascaded fabrics)	[***]	[***]
	IB-1200CUS-20-M		[***]	CUP for 2109-M14 (in cascaded fabrics)	[***]	[***]
	IB-1200EXF-03		[***]	Extended Fabric software	[***]
	IB-1200RSW-03		[***]	Remote Switch software	[***]

Amendment 50 to SOW 1	Page 6
Exhibit A - Schedule 1	Brocade Confidential Information
[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW 1) - AMENDMENT 50
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
Date: January 20, 2016 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - 13 Months (included in unit price of product)	Out of Warranty Pricing
	IB-1200SEC-01		[***]	Secure Fabric OS (SW12000)	[***]
	IB-1200SEC-01-M		[***]	Secure Fabric OS (SW12000/24000)	[***]	[***]
SW48000
	IB-48KCUP-01-M	[***]	[***]	S/W, Director CUP for single switch fabrics	[***]	[***]
	IB-48KCUS-01-M	[***]	[***]	S/W, Director CUP for cascaded fabrics	[***]	[***]
	IB-48KEXF-01	[***]	[***]	S/W, EXTENDED FABRIC	[***]
	IB-48KRSW-01	[***]	[***]	S/W, REMOTE SWITCH	[***]
	IB-48KSEC-01-M	[***]	[***]	S/W, SECURE FABRIC OS	[***]	[***]
	IB-48000-R0104	[***]	[***]	2 Power Supply Upgrade kit to support FR4-18i FCR and FCIP blade	[***]
	IB-48KFCI-01-M IB-48KFCI-02-M	[***]	[***]	SW48000: FCIP license for FR4-18i Port Blade, includes compression & encryption; Effective 12/1/06: IPSec License included as a bundle with the FCIP license (Brocade p/n IB-48KFCI-02-M)	[***]	[***]
	IB-48KFIA-01-M	[***]	[***]	Brocade Accelerator for FICON for 48K, including FICON XRC emulation and tape pipelining	[***]	[***]
BROCADE DCX (DATA CENTER BACKBONE) (Refer to End of Life Products)
	IB-DCX-0101	[***]	[***]	DCX, Port Blade, 16P, Condor 2, BR	[***]			[***]
	IB-DCX-0102	[***]	[***]	DCX, Port Blade, 32P, Condor 2, BR	[***]			[***]
	IB-DCX-0104 Jul 21, 2016 = IB-DCX-B-0104	[***]	[***]	DCX, Upgrade Power Supplies, 2000W (qty 2)	[***]
	IB-DCX-0148	[***]	[***]	DCX, Port Blade, 48P, Condor 2, BR	[***]			[***]
DCX BLADE - BUNDLED WITH SFP'S
	IB-DCX-2101		[***]	DCX, Port Blade, 16P, 16 SWL 8G SFPs	[***]
	IB-DCX-2102		[***]	DCX, Port Blade, 32P, 32 SWL 8G SFPs	[***]
	IB-DCX-2148		[***]	DCX, Port Blade, 48P, 48 SWL 8G SFPs	[***]
	IB-DCX-3101		[***]	DCX, Port Blade, 16P, 16 LWL 4KM 4G SFPs	[***]
	IB-DCX-3102		[***]	DCX, Port Blade, 32P, 32 LWL 4KM 4G SFPs	[***]
	IB-DCX-3148		[***]	DCX, Port Blade, 48P, 48 LWL 4KM 4G SFPs	[***]
	IB-DCX-5101		[***]	DCX port blade, 16p, 16 LWL (10km) 8G SFPs	[***]
	IB-DCX-5102		[***]	DCX port blade, 32p, 32 LWL (10km) 8G SFPs	[***]
	IB-DCX-5148		[***]	DCX port blade, 48p, 48 LWL (10km) 8G SFPs	[***]
	IB-DCX-2164	[***]	[***]	FC8-64 Blade, 64P, 64 8Gb mSFPs	[***]			[***]
DCX - OPTIONAL SOFTWARE
	IB-DCXFCI-01-M	[***]	[***]	High-performance FCIP/FC Extension for FR4-181 (IBM p/n 21R9956)	[***]	[***]
	IB-DCXCUP-01-M	[***]	[***]	S/W, CUP For Single Switch, PP, DCX	[***]	[***]
	IB-DCXIR-01-M	[***]	[***]	S/W, INTEGRATED ROUTING	[***]	[***]
	IB-DCXFIA-01-M	[***]	[***]	Brocade Accelerator for FICON for DCX, including FICON XRC emulation and tape pipelining	[***]	[***]
DCX - FRU's
	XIB-DCX-0103 Sep 30, 2015 = XIB-DCX-B-0103		[***]	DCX, CP8, BR	[***]			[***]
	XIB-DCX-0105		[***]	DCX, Cable MGMT COMB, BR	[***]
	XIB-DCX-0111		[***]	DCX, Door, BR	[***]

Amendment 50 to SOW 1	Page 7
Exhibit A - Schedule 1	Brocade Confidential Information
[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW 1) - AMENDMENT 50
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
Date: January 20, 2016 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - 13 Months (included in unit price of product)	Out of Warranty Pricing
	XIB-DCX-0104 Sep 30, 2015 = XIB-DCX-B-0104		[***]	DCX, Power Supply, 2000W, BR	[***]
	XIB-DCX-0120		[***]	DCX, Rack Mount Kit, 14U, BR	[***]
	XIB-DCX-0123		[***]	DCX, WWN Cover, BR	[***]
	XIB-DCX-0124 Oct 30, 2015 = XIB-DCX-B-0124		[***]	DCX, WWN Card, BR	[***]
	XIB-DCX-0122 Oct 30,2015 = XIB-DCX-B-0122		[***]	DCX, Blower ASSY, BR	[***]
	XIB-DCX-0128		[***]	DCX, Port Card Slot Filler PNL, BR	[***]
	XIB-DCX-0130		[***]	DCX, PS Slot Filler PNL, BR	[***]
	XIB-48000-R0129		[***]	SFP Extraction Tool (6 pack)	[***]
	XIB-DCX-0151		[***]	Cable Retainer Kit (qty-4 retainers)	[***]
	XIB-DCX-0164	[***]	[***]	FC8-64 Blade, 64P	[***]			[***]
BROCADE DCX-4S (Refer to End of Life Products)
BROCADE DCX-4S MAINTENANCE RENEWALS
	SVC-UPGRADE	[***]	[***]	2499-192, Firmware Upgrade Renewal, 1 YEAR	[***]
	SVC-UPGRADE	[***]	[***]	2499-192, Fiirmware Upgrade Renewal, 2 YEARS	[***]
BROCADE DCX-4S - ACCESSORIES
	IB-DCX4S-0120	[***]	[***]	DCX-4S RACK MOUNT KIT, (27"-31")	[***]
	IB-DCX4S-0126		[***]	DCX-4S MID-MOUNT RAIL KIT FOR TELCOS	[***]
BROCADE DCX-4S - FRU's
	XIB-DCX4S-0105	[***]	[***]	FRU, VERT CABLE MGMT	[***]
	XIB-DCX4S-0123	[***]	[***]	FRU, DCX-4S, WWN COVER	[***]
	XIB-DCX4S-0124 Oct 30, 2015 = XIB-DCX4S-B-0124	[***]	[***]	FRU, DCX-4S, WWN CARD	[***]			[***]
	XIB-DCX4S-0128	[***]	[***]	FRU, DCX-4S, PORT CARD SLOT FILLER PANEL	[***]
	XIB-DCX4S-0121	[***]	[***]	1U Exhaust Duct Kit (FRU)	[***]
	XIB-DCX4S-0111	[***]	[***]	FRU, DCX-4S DOOR	[***]
	XIB-DCX4S-0120	[***]	[***]	FRU, DCX-4S RACK MOUNT KIT, (27"-31")	[***]
	XIB-DCX4S-0126	[***]	[***]	FRU, MID-MOUNT RAIL KIT FOR TELCOS	[***]
BROCADE DCX-4S - OPTIONAL SOFTWARE
	IB-DCX4SCUP-01-M	[***]	[***]	DCX-4S, CUP FOR SINGLE SWITCH	[***]	[***]
	IB-DCX4SIR-01-M	[***]	[***]	DCX-4S Integrated Routing	[***]	[***]
BROCADE FX8-24 DCX EXTENSION BLADE
	IB-FX824-1001-M Jul 21, 2016 = IB-FX824-B-1001-M	[***]	[***]	FX8-24 Blade, 22P, 0 8Gb SWL SFPs, 0 1GE SFPs	[***]	[***]		[***]
BROCADE FX8-24 DCX EXTENSION BLADE - FRU's
	XIB-FX824-1001 Dec 30, 2015 = XIB-FX824-B-1001	[***]	[***]	FX8-24 Blade, 22P (no SFP's)	[***]			[***]
BROCADE FX8-24 DCX EXTENSION BLADE - OPTIONAL SOFTWARE
	IB-DCXAFI-01-M	[***]	[***]	S/W, ADVANCED ACCELERATOR FOR FICON	[***]	[***]
	IB-DCXAEX-01-M	[***]	[***]	S/W, ADVANCED EXTENSION	[***]	[***]

Amendment 50 to SOW 1	Page 8
Exhibit A - Schedule 1	Brocade Confidential Information
[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW 1) - AMENDMENT 50
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
Date: January 20, 2016 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - 13 Months (included in unit price of product)	Out of Warranty Pricing
	IB-DCX10GE-01-M	[***]	[***]	S/W, 10 Gigabit Ethernet	[***]	[***]
BROCADE FCoE 10-24 DCX Blade
	IB-FCOE10-2400-M Nov 1, 2010 = IB-FCOE10-2410-M	[***]	[***]	Brocade FCoE 10-24, 24 ports 10GbE CEE blade for DCX and DCX-4S, with FCOE software, 24 10GbE SR SFP+	[***]	[***]		[***]
BROCADE FCoE 10-24 DCX Blade - FRU's
	XIB-FCOE10-2400	[***]	[***]	FRU, Brocade FCoE 10-24, 24 ports 10GbE CEE blade	[***]			[***]

FABRIC MANAGER (Refer to END OF LIFE Section for EOL part numbers)

16Gbit/sec Switch Products
BROCADE 6505 Switch (IBM 2498-F24G / 249824G / 2498-X24)
	IB-6505-12-16G-0R1-W-U	[***]	[***]	6505, 12P, Qty-12 16GB SFPS, AC, thin / fixed rack mount kit, one power supply	[***]		[***]	[***]
	IB-6505-12-8G-0R1-W-U	[***]	[***]	6505, 12P, Qty-12 8GB SFPS, AC, thin / fixed rack mount kit, one power supply	[***]		[***]	[***]
BROCADE 6505 Switch (IBM 2498-F24 / 249824G / 2498-X24) ACCESSORIES
	IB-5100-0001	[***]	[***]	Additional power supply/fan	[***]
BROCADE 6505 Switch (IBM 2498-F24 / 249824G / 2498-X24) FRU'S
	XIB-6505-12-2000-0R	[***]	[***]	FRU, BR6505, 12P, 0 SFPS, BR, AC, one power supply	[***]		[***]	[***]
BROCADE 6505 Switch (IBM 2498-F24 / 249824G / 2498-X24) MAINTENANCE RENEWALS
	SVC-UPGRADE	[***]	[***]	2498-F24 / 249824G / 2498-X24, FIRMWARE UPGRADE RENEWAL, 1 YEAR Brocade template p/n 53-10022710-01 / 80-1006148-01	[***]
	SVC-UPGRADE	[***]	[***]	2498-F24 / 249824G / 2498-X24, FIRMWARE UPGRADE RENEWAL, 2 YEAR Brocade template p/n 53-1002270-01 / 80-1006-149-01	[***]
BROCADE 6505 Switch (IBM 2498-F24 / 249824G / 2498-X24) OPTIONAL SOFTWARE
	IB-SMEDEBIB2-01 Oct 30, 2012 = IB-SMEDEBIB3-01 Dec 3, 2013 = IB-SMEDEBIB3-02	[***]	[***]	S/W, Enterprise Bundle (TRK, APM, AN, EF, and SAO) Oct 30, 2012: S/W, Enterprise Bundle (TRK, APM, AN, FW, and SAO) Dec 3, 2013 = Added Fabric Vision (FV)	[***]
	IB-SMED12POD-8G	[***]	[***]	S/W, 12 Port-on-Demand with 12 x 8G SWL SFPs	[***]
	IB-SMED12POD-16G	[***]	[***]	S/W, 12 Port-On-Demand with 12 x 16G SWL SFPs	[***]
BROCADE 6510 Switch (IBM 2498-F48)
	IB-6510-24-16G-R-W-U	[***]	[***]	6510, 24P, 24 16GB SWL SFPs, port side exhaust; FF, EGM, & FW Aug 1, 2011: Added thin rack mount kit	[***]		[***]	[***]
	IB-6510-24-8G-R-W-U	[***]	[***]	6510, 24P, 24 8GB SWL SFPs, port side exhaust; FF, EGM, & FW. Aug 1, 2011: Added thin rack mount kit	[***]		[***]	[***]
	IB-6510-24-16G-10KM-R-W-U	[***]	[***]	6510, 24P, 24 x 16GB LWL SFPS PORT SIDE EX, rack mount kit	[***]		[***]	[***]
	XIB-6510-24-0000-R	[***]	[***]	FRU, Brocade 6510, 24P, BR, AC, Port side exhaust air flow	[***]			[***]

Amendment 50 to SOW 1	Page 9
Exhibit A - Schedule 1	Brocade Confidential Information
[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW 1) - AMENDMENT 50
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
Date: January 20, 2016 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - 13 Months (included in unit price of product)	Out of Warranty Pricing
BROCADE 6510 Switch (IBM 2498-F48) MAINTENANCE RENEWALS
	SVC-UPGRADE	[***]	[***]	2498-F48, FIRMWARE UPGRADE RENEWAL, 1 YEAR (BRCD template p/n 80-1005316-01)	[***]
	SVC-UPGRADE	[***]	[***]	2498-F48, FIRMWARE UPGRADE RENEWAL, 2 YEAR (BRCD template p/n 80-1005317-01)	[***]
BROCADE 6510 Switch (IBM 2498-F48) / 6505 Switch (IBM 2498-F24) ACCESSORIES & FRU's
	IB-R000291	[***]	[***]	Brocade, 6500 Thin Fixed Rack Mount Kit	[***]
	IB-R000292	[***]	[***]	Brocade, 6500 Thin Mid-Mount Rack Kit	[***]
	XIB-R000291	[***]	[***]	FRU, 6500 Thin Fixed Rack Mount Kit	[***]
	XIB-R000292	[***]	[***]	FRU, 6500 Thin Mid-Mount Rack Kit	[***]
BROCADE 6510 Switch (IBM 2498-F48) OPTIONAL SOFTWARE
	IB-MIDREBIB-01 Sep 15, 2012 = IB-MIDREBIB2-01 Dec 3, 2013 = IB-MIDREBIB2-02	[***]	[***]	S/W, Enterprise Bundle (TRK, APM, AN, EF and SAO) Dec 3, 2013 = Added Fabric Vision (FV)	[***]
	IB-MIDR10G-01-M	[***]	[***]	SW, Integrated 10G FC License	[***]	[***]
	IB-MIDR12POD-8G	[***]	[***]	S/W, 12 Port-on-Demand with 12BR 8G SWL SFPs	[***]
	IB-MIDR12POD-16G	[***]	[***]	S/W, 12 Port-On-Demand with 12BR 16G SWL SFPs	[***]
	IB-MIDR12POD-16G-10KM	[***]	[***]	SW, 12POD with 12x16G LWL SFPS	[***]
	Added Oct 30, 2012 to Brocade 6510/IBM 2498-F48: IB-MIDRCUP-20-M	[***]	[***]	S/W, Control Unit Port (CUP)	[***]
BROCADE 6520 Switch (IBM 2498-F96 and IBM 2498-N96)
	IB-6520-48-16G-R-W-U	[***]	[***]	6520, 48P, 48 16GB SWL SFPs, port side exhaust. Includes fixed rack mount kit. FOS includes: FF, EGM, SAO, and AN.	[***]		[***]	[***]
	IB-6520-48-8G-R-W-U	[***]	[***]	6520, 48P, 48 8GB SWL SFPs, port side exhaust. Includes fixed rack mount kit. FOS includes: FF, EGM, SAO, and AN.	[***]		[***]	[***]
	IB-6520-48-16G-F-W-U	[***]	[***]	6520, 48P, 48 16GB SWL SFPs, NON-port side exhaust. Includes fixed rack mount kit. FOS includes: FF, EGM, SAO, and AN	[***]		[***]	[***]
	IB-6520-48-8G-F-W-U	[***]	[***]	6520, 48P, 48 8GB SWL SFPs, NON-port side exhaust. Includes fixed rack mount kit. FOS includes: FF, EGM, SAO, and AN	[***]		[***]	[***]
	IB-R000162	[***]	[***]	Brocade Fixed Rack Mount Kit	[***]
BROCADE 6520 Switch (IBM 2498-F96 and IBM 2498-F96) FRU's
	XIB-6520-48-0000-R	[***]	[***]	FRU, Brocade 6520, 48P, AC, Port side exhaust air flow (no P/S or fans)	[***]			[***]
	XIB-6520-48-0000-F	[***]	[***]	FRU, Brocade 6520, 48P, AC, Non-Port side exhaust air flow (no P/S or fans)	[***]			[***]
	XIB-R000162	[***]	[***]	FRU Fixed Rack Mount Kit	[***]
	XIB-FAN-80-R	[***]	[***]	FRU, FAN, 80MM, Port Side Exhaust AF	[***]
	XIB-FAN-80-F	[***]	[***]	FRU, FAN, 80MM, Non-Port Side Exhaust AF	[***]
	XIB-1100WPSAC-R	[***]	[***]	FRU 1100W PSAC, Port Side Exhaust AF	[***]
	XIB-1100WPSAC-F	[***]	[***]	FRU 1100W PSAC, Non-Port Side Exhaust AF	[***]
BROCADE 6520 Switch (IBM 2498-F96 and IBM 2498-N96) MAINTENANCE RENEWALS

Amendment 50 to SOW 1	Page 10
Exhibit A - Schedule 1	Brocade Confidential Information
[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW 1) - AMENDMENT 50
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
Date: January 20, 2016 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - 13 Months (included in unit price of product)	Out of Warranty Pricing
	SVC-UPGRADE	[***]	[***]	SAN96B-5 FIRMWARE UPGRADE RENEWAL, 1 YEAR Paper pack template p/n 80-1007436-*	[***]
	SVC-UPGRADE	[***]	[***]	SAN96B-5, FIRMWARE UPGRADE RENEWAL, 2 YEAR. Paper pack template p/n 80-1007437-*	[***]
BROCADE 6520 Switch (IBM 2498-F96 and IBM 2498-N96) OPTIONAL SOFTWARE
	IB-MENTFWH-01	[***]	[***]	S/W, Fabric Watch	[***]
	IB-MENTEB4-01 Dec 3, 2013 = IB-MENTEB4-02	[***]	[***]	S/W, Enterprise Bundle (TRK, FW, APM, and EF) Dec 3, 2013 = Added Fabric Vision (FV)	[***]
	IB-MENT10G-01-M	[***]	[***]	SW, 10G ETHERNET	[***]	[***]
	IB-ENTPOD-8G	[***]	[***]	S/W, 24 Port-on-Demand with 24BR 8G SWL SFPs	[***]
	IB-ENTPOD-16G	[***]	[***]	S/W, 24 Port-On-Demand with 24BR 16G SWL SFPs	[***]

16Gbit/sec DIRECTORS
BLADES & ACCESSORIES FOR SAN384B-2 (2499-416) AND SAN768B-2 (2499-816) (Refer to End of Life Products)
	IB-DCX8510-0102 Jul 21, 2016 = IB-DCX8510-B-0102	[***]	[***]	Port blade, FC16-32, 32P. NO SFP's	[***]			[***]
	IB-DCX8510-0148 Jul 21, 2016 = IB-DCX8510-B-0148	[***]	[***]	Port blade, FC16-48, 48P. NO SFP's	[***]			[***]
	IB-DCX8510-2102 Jul 21, 2016 = IB-DCX8510-B-2102	[***]	[***]	Port blade, FC16-32, 32P, 32 16G SWL SFP, IB	[***]			[***]
	IB-DCX8510-2148 Jul 21, 2016 = IB-DCX8510-B-2148	[***]	[***]	Port blade, FC16-48, 48P, 48 16G SWL SFP, IB	[***]			[***]
	IB-DCX8510-5102 Jul 21, 2016 = IB-DCX8510-B-5102	[***]	[***]	Port blade, FC16-32, 32P, 32 16G LWL, 10KM, SFP, IB	[***]			[***]
	IB-DCX8510-5148 Jul 21, 2016 = IB-DCX8510-B-5148	[***]	[***]	Port blade, FC16-48, 48P, 48 16G LWL, 10KM, SFP, IB	[***]			[***]
	IB-DCX8514-0150	[***]	[***]	Core blade, 2 x 16GB core	[***]			[***]
	IB-DCX8518-0150	[***]	[***]	Core blade, 2 x 16GB core	[***]			[***]
	IB-DCX8510-2164	[***]	[***]	PORT BLADE, FC16-64, 64P, Qty 16-16G QSFP, BR	[***]			[***]
ACCESSORIES & FRU's
	IB-000195	[***]	[***]	KIT, LBL, FIPS 140-2 LVL2 SEALS	[***]
	XIB-000195	[***]	[***]	FRU KIT, LBL, FIPS 140-2 LVL2 SEALS	[***]
	IB-8510ICLKIT2KM-01-M	[***]	[***]	2KM ICL POD KIT; 1 X ICL LIC AND 8 X 2KM QSFPS	[***]	[***]
BLADE FRU'S (Refer to End of Life Products)
	XIB-DCX8510-0102 Sep 30, 2015 = XIB-DCX8510-B-0102	[***]	[***]	FRU, PORT BLADE, FC16-32, 32P, DCX8510	[***]			[***]
	XIB-DCX8510-0148 Sep 30, 2015 = XIB-DCX8510-B-0148	[***]	[***]	FRU, PORT BLADE, FC16-48, 48P, DCX8510	[***]			[***]
	XIB-DCX8514-0106 Sep 30, 2015 = XIB-DCX8514-B-0106	[***]	[***]	FRU, DCX8510-4, CR16-4, 16Gb CORE BLADE	[***]			[***]
	XIB-DCX8518-0106 Sep 30, 2015 = XIB-DCX8518-B-0106	[***]	[***]	FRU, DCX8518-0106, DCX, CR16-8, 16Gb CORE BLADE	[***]			[***]

Amendment 50 to SOW 1	Page 11
Exhibit A - Schedule 1	Brocade Confidential Information
[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW 1) - AMENDMENT 50
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
Date: January 20, 2016 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - 13 Months (included in unit price of product)	Out of Warranty Pricing
	XIB-DCX8510-0164	[***]	[***]	FRU, PORT BLADE, 64P, DCX8510, 0 SFPS, BR	[***]			[***]
OPTIONAL SOFTWARE:
	IB-DCX4ENTICL-01-M	[***]	[***]	S/W, ENTERPRISE ICL LICENSE FOR DCX8510-4 FABRIC CONFIGURATIONS OF 5-10 chassis w ICL connectivity	[***]	[***]
	IB-DCX8ENTICL-01-M	[***]	[***]	S/W, ENTERPRISE ICL LICENSE FOR DCX8510-8FABRIC CONFIGURATIONS OF 5-10 chassis w ICL connectivity	[***]	[***]
	IB-8510ICLKIT-01-M	[***]	[***]	S/W, 1 x ICL POD License + 16x (4x16Gbps QSFP), 100m	[***]	[***]
	IB-MENTFV-01	[***]	[***]	Fabric Vision license (enterprise tier)	[***]
	IB-SMEDFV-01	[***]	[***]	Fabric Vision license (entry switch)	[***]
	IB-EXTSFV-01	[***]	[***]	Fabric Vision license for Extension	[***]
IBM SYSTEM STORAGE SAN384B-2 (2499-416)
	IB-DCX8514-0002-W-U Jul 21, 2016 = IB-DCX8514-B-0002-W-U	[***]	[***]	DCX8510-4, 2PS, 0P, 2CP, 2 16GB CORE, 0 SFP, EGM, EB (includes: AN, EF, APM, TRK, FW, and SAO), IB Dec 3, 2013 = Added Fabric Vision (FV)	[***]		[***]	[***]
IBM 2499-416 MAINTENANCE RENEWALS
	SVC-UPGRADE	[***]	[***]	2499-416, FIRMWARE UPGRADE RENEWAL, 1 YEAR (BRCD template p/n 80-1005498-01)	[***]
	SVC-UPGRADE	[***]	[***]	2499-416, FIRMWARE UPGRADE RENEWAL, 2 YEAR (BRCD template p/n 80-1005499-01)	[***]
IBM 2499-416 FRU'S
	XIB-DCX8514-0010 Oct 30, 2015 = XIB-DCX8514-B-0010	[***]	[***]	FRU, DCX8510-4 CHASSIS	[***]			[***]
IBM SYSTEM STORAGE SAN768B-2 (2499-816)
	IB-DCX8518-0001-W-U Jul 21, 2016 = IB-DCX8518-B-0001-W-U	[***]	[***]	DCX 8518-8,2PS, 0P, 2CP, 2 16GB core, 0 SFP, EB (includes: AN, EF, APM, TRK, FW, SAO), IB Dec 3, 2013 = Added Fabric Vision (FV)	[***]		[***]	[***]
IBM 2499-816 MAINTENANCE RENEWALS
	SVC-UPGRADE	[***]	[***]	2499-816, FIRMWARE UPGRADE RENEWAL, 1 YEAR (BRCD template p/n 80-1005500-01)	[***]
	SVC-UPGRADE	[***]	[***]	2499-816, FIRMWARE UPGRADE RENEWAL, 2 YEAR (BRCD template p/n 80-1005501-01)	[***]
IBM 2499-816 FRU'S
	XIB-DCX8518-0010 Oct 30, 2015 = XIB-DCX8518-B-0010	[***]	[***]	FRU, DCX8518-8, Chassis, IB	[***]			[***]

Amendment 50 to SOW 1	Page 12
Exhibit A - Schedule 1	Brocade Confidential Information
[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW 1) - AMENDMENT 50
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
Date: January 20, 2016 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - 13 Months (included in unit price of product)	Out of Warranty Pricing
TRANSCEIVERS (Refer to END OF LIFE Section for EOL part numbers)
	IB-000139	[***]	[***]	SFP, SWL, 4G, 1-pack	[***]	[***]	[***]	[***]
	IB-000141	[***]	[***]	SFP, SWL, 4G, 8-pack	[***]	[***]	[***]	[***]
	IB-000142	[***]	[***]	SFP, LWL, 4G, 4km,1-pack	[***]	[***]	[***]	[***]
	IB-000143	[***]	[***]	SFP, LWL, 4G, 4km,8-pack	[***]	[***]	[***]	[***]
	IB-000144	[***]	[***]	SFP, LWL, 4G, 10km, 1-pack	[***]	[***]	[***]	[***]
	IB-000146	[***]	[***]	SFP, ELWL, 4G, 30km, 1-pack	[***]	[***]	[***]	[***]
	IB-000153	[***]	[***]	8G (10km) LWL SFP (single pack)	[***]	[***]	[***]	[***]
	IB-000157	[***]	[***]	SFP, LWL, 4G, 10km, 8-pack	[***]	[***]	[***]	[***]
	IB-000163	[***]	[***]	Brocade P3 SFP+, SWL, 8G, 1-PACK	[***]	[***]	[***]	[***]
	IB-000164	[***]	[***]	Brocade P3 SFP+, SWL, 8G, 8-PACK	[***]	[***]	[***]	[***]
	IB-000172	[***]	[***]	8G (10km) LWL SFP (8 pack)	[***]	[***]	[***]	[***]
	IB-000174	[***]	[***]	SFP, 8G 25km ELWL single pack	[***]	[***]	[***]	[***]
	IB-000181	[***]	[***]	SFP+, SR, 10G, 8-PK, BR	[***]	[***]	[***]	[***]
	IB-000182	[***]	[***]	SFP+, LR, 10G, 1-PK, BR	[***]	[***]	[***]	[***]
	IB-000183	[***]	[***]	SFP+, LR, 10G, 8-PK, BR	[***]	[***]	[***]	[***]
	IB-000190 Jul 21, 2016 = IB-B-000190	[***]	[***]	Brocade SFP, 1GE COPPER, 1-PK, ROHS	[***]	[***]	[***]	[***]
	IB-000192	[***]	[***]	Brocade SFP, SWL,16G,1-PACK	[***]	[***]	[***]	[***]
	IB-000193	[***]	[***]	Brocade SFP, SWL, 16G, 8-PACK	[***]	[***]	[***]	[***]
	IB-000217	[***]	[***]	Brocade SFP, LWL, 10GFC, 10KM, 1-PACK	[***]	[***]	[***]	[***]
	IB-000218	[***]	[***]	Brocade SFP, SWL, 10GFC, 10KM, 1-PACK	[***]	[***]	[***]	[***]
	IB-001180	[***]	[***]	SFP+, SR, 10G, 1-PK, BR	[***]	[***]	[***]	[***]
	IB-000198	[***]	[***]	Brocade SFP, LWL, 16G, 10KM, 1-PACK	[***]	[***]	[***]	[***]
	IB-000199	[***]	[***]	Brocade SFP, LWL, 16G, 10KM, 8-PACK	[***]	[***]	[***]	[***]
	IB-000258	[***]	[***]	Brocade SFP, ELWL, 16G, 25KM, 1-PACK	[***]	[***]	[***]	[***]
	IB-000255	[***]	[***]	QSFP (4x16G), 2KM, 1-PK	[***]	[***]	[***]	[***]
	IB-10G-SFPP-USR	[***]	[***]	SFP+ 10G,USR OPTIC,1PK,BR	[***]	[***]	[***]	[***]
	IB-10G-SFPP-USR-8	[***]	[***]	SFP+ 10G,USR OPTIC,8PK,BR	[***]	[***]	[***]	[***]
	IB-40G-QSFP-SR4	[***]	[***]	40G-QSFP-SR4	[***]	[***]	[***]	[***]
	IB-40G-QSFP-LR4	[***]	[***]	40G-QSFP-LR4 OPTIC (LC)	[***]	[***]	[***]	[***]
TRANSCEIVERS (FRU'S)
	XIB-000139	[***]	[***]	SFP,SWL,4G,1-PK,BR	[***]	[***]	[***]	[***]
	XIB-000142	[***]	[***]	SFP,LWL,4G,4km 1-PK	[***]	[***]	[***]	[***]
	XIB-000144	[***]	[***]	SFP,LWL,4G,10KM,1-PK,BR	[***]	[***]	[***]	[***]
	XIB-000146	[***]	[***]	SFP,ELWL,4G,30KM,1-PK,BR	[***]	[***]	[***]	[***]
	XIB-000153	[***]	[***]	8G (FRU) 10km LWL SFP (single pack)	[***]	[***]	[***]	[***]
	XIB-000160	[***]	[***]	8G, 1-pk mSFP	[***]	[***]	[***]	[***]
	XIB-000163	[***]	[***]	FRU, P3 SFP+, SWL, 8G, 1-PACK	[***]	[***]	[***]	[***]
	XIB-000174	[***]	[***]	FRU, 8G 25km ELWL single pack	[***]	[***]	[***]	[***]
	XIB-000182	[***]	[***]	FRU, SFP+, LR, 10G, 1-PK, BR	[***]	[***]	[***]	[***]
	XIB-000190 Jan 30, 2016 = XIB-B-000190	[***]	[***]	Brocade SFP, 1GE COPPER, 1-PK, ROHS	[***]	[***]	[***]	[***]
	XIB-000192	[***]	[***]	FRU, SFP+, SWL, 16G, 1-PACK, BR	[***]	[***]	[***]	[***]
	XIB-000217	[***]	[***]	FRU SFP+, LWL, 10GFC, 10KM, 1-PACK	[***]	[***]	[***]	[***]
	XIB-000218	[***]	[***]	FRU SFP+SWL, 10GFC, 1-PACK	[***]	[***]	[***]	[***]

Amendment 50 to SOW 1	Page 13
Exhibit A - Schedule 1	Brocade Confidential Information
[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW 1) - AMENDMENT 50
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
Date: January 20, 2016 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - 13 Months (included in unit price of product)	Out of Warranty Pricing
	XIB-001180	[***]	[***]	FRU, SFP+, SR, 10G, 1-PK, BR	[***]	[***]	[***]	[***]
	XIB-000198	[***]	[***]	FRU, SFP+, LWL, 16G, 10KM, 1-PACK	[***]	[***]	[***]	[***]
	XIB-000258	[***]	[***]	Brocade SFP, ELWL, 16G, 25KM, 1-PACK, BR	[***]	[***]	[***]	[***]
	XIB-000232	[***]	[***]	Brocade QSFP, SWL, 1x (4x16Gbps) FC, 1-PACK, BR, 100m	[***]	[***]	[***]	[***]
	XIB-000255	[***]	[***]	FRU, QSFP (4x16G), 2KM, 1-PK	[***]	[***]	[***]	[***]
	XIB-10G-SFPP-USR	[***]	[***]	SFP+ 10G,USR OPTIC,1PK,BR	[***]	[***]	[***]	[***]
	XIB-40G-QSFP-SR4	[***]	[***]	40G-QSFP-SR4	[***]	[***]	[***]	[***]
	XIB-40G-QSFP-LR4	[***]	[***]	40G-QSFP-LR4 OPTIC (LC)	[***]	[***]	[***]	[***]
	XIB-000245	[***]	[***]	FRU, QSFP, SWL, 4X16G FC-COMPLIANT, 1-PK, BR	[***]	[***]	[***]	[***]

CABLES
	IB-TWX-0101	[***]	[***]	Direct Attached SFP+ Copper, 1Mtr 1-PK, BR	[***]	[***]	[***]	[***]
	IB-TWX-0108	[***]	[***]	Direct Attached SFP+ Copper 1Mtr 8-PK, BR	[***]	[***]	[***]	[***]
	IB-TWX-0301	[***]	[***]	Direct Attached SFP+ Copper 3Mtr 1-PK, BR	[***]	[***]	[***]	[***]
	IB-TWX-0308	[***]	[***]	Direct Attached SFP+ Copper 3Mtr 8-PK, BR	[***]	[***]	[***]	[***]
	IB-TWX-0501	[***]	[***]	Direct Attached SFP+ Copper 5Mtr 1-PK, BR	[***]	[***]	[***]	[***]
	IB-TWX-0508	[***]	[***]	Direct Attached SFP+ Copper 5Mtr 8-PK, BR	[***]	[***]	[***]	[***]
CABLES (FRU'S)
	XIB-TWX-0101	[***]	[***]	Direct Attached SFP+ Copper 1Mtr 1-PK, BR	[***]	[***]	[***]	[***]
	XIB-TWX-0301	[***]	[***]	Direct Attached SFP+ Copper 3Mtr 1-PK, BR	[***]	[***]	[***]	[***]
	XIB-TWX-0501	[***]	[***]	Direct Attached SFP+ Copper 5Mtr 1-PK, BR	[***]	[***]	[***]	[***]

Amendment 50 to SOW 1	Page 14
Exhibit A - Schedule 1	Brocade Confidential Information
[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW 1) - AMENDMENT 50
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
Date: January 20, 2016 FINAL

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN	Description	Out of Warranty
DIRECTOR PRODUCTS (part numbers for DCX RMA purposes only)
	XIB-DCX-0101		[***]	DCX, PORT BLADE, 16P, CONDOR 2, BR	[***]
	XIB-DCX-0102		[***]	DCX, PORT BLADE, 32P, CONDOR 2, BR	[***]
	XIB-DCX-0148		[***]	DCX, PORT BLADE, 48P, CONDOR 2, BR	[***]

4999RO0022 (SOW 1) - AMENDMENT 50
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
Date: January 20, 2016 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - 13 Months (included in unit price of product)	Out of Warranty Pricing
1Gbit/sec Switch Products and Software
SW2400 & SW2800
SW2400	IB-2401-0001		[***]	8-Port Fibre Channel Switch Single Power Supply (SW2400)Includes SES, Web tools, Zoning and Fabric Watch - whole unit switch Product	[***]
SW2800	IB-2801-0001		[***]	16 Port Fibre ChannelSwitch Single Power Supply (SW2800)Includes SES, Web tools, Zoning and Fabric Watch - whole unit switch Product	[***]
	XIB-000001		[***]	SilkWorm 2000 Power Supply	[***]
	XIB-000002		[***]	Mainboard, SW 2400 (8-port)	[***]			[***]
	XIB-000003		[***]	Fan Tray, SW 2400 (8-port)	[***]
	XIB-000004		[***]	Chassis, SW 2400 (8-port)	[***]
	XIB-000005		[***]	Mainboard, SW 2800 (16-port)	[***]			[***]
	XIB-000006		[***]	Fan Tray, SW 2800 (16-port)	[***]
	XIB-000007		[***]	Chassis, SW 2800 (16-port) with operator panel / LCD	[***]
2Gbit/sec Switch Products and Software
SW3200
	IB-3200-0000	[***]	[***]	8 Port Fibre Channel Switch Single Power Supply (SW3200)Includes Web Tools and Advance Zoning (to be included prior to 10/28/03 for availability for Buyer customer shipments)	[***]			[***]
	IB-3200-0001	[***]	[***]	8 Port Fibre Channel Switch Single Power Supply (SW3200)Includes Web Tools, Full Fabric Upgrade Zoning and Fabric Watch	[***]			[***]
SW3800
	IB-3801-0000	[***]	[***]	16 Port Fibre ChannelSwitch Single Power Supply (SW3800)Includes Web tools, Advance Zoning and Fabric Watch - whole unit switch Product	[***]
	XIB-3800-0001		[***]	Fan (SW3800)	[***]			[***]
	XIB-3800-0002		[***]	Power Supply (SW3800)	[***]			[***]
	XIB-3800-0003		[***]	Mainboard FRU (SW3800)	[***]			[***]
SW3900
	IB-3902-0000	[***]	[***]	32 Port Fibre ChannelSwitch Double Power Supply (SW3900)Includes, Webtools, Advance Zoning, Fabric Watch, Trunking, and Performance Monitor - whole unit switch Product	[***]
	XIB-3900-0001		[***]	Mainboard FRU (SW3900)	[***]			[***]
	XIB-3900-0002		[***]	Power Supply (SW3900)	[***]			[***]
	XIB-3900-0003		[***]	Fan (SW3900)	[***]			[***]
SW325x & SW385x
SW3252	IB-3252-0000-B	[***]	[***]	8 Port Fibre Channel Two Domain Switch Single Power Supply (SW3250),Includes Web Tools and Advance Zoning COO - China	[***]	[***]		[***]
SW3252	IB-3252-D0000-B	[***]	[***]	8 Port Fibre Channel Two Domain Switch Single Power Supply (SW3250),Includes Web Tools and Advance Zoning COO - United States	[***]	[***]		[***]
SW3854	IB-3854-0000-B	[***]	[***]	16 Port Fibre Channel Four Domain Switch, Two Fixed Power Supplies (SW3850),Includes Web Tools, Advance Zoning, and Fabric Watch COO - China	[***]	[***]		[***]
SW3854	IB-3854-D0000-B	[***]	[***]	16 Port Fibre Channel Four Domain Switch, Two Fixed Power Supplies (SW3850),Includes Web Tools, Advance Zoning, and Fabric Watch COO - United States	[***]	[***]		[***]
	XIB-3252-0000		[***]	8 port Switch FRUCOO - China	[***]			[***]
	XIB-3252-D0000		[***]	8 port Switch FRUCOO - United States	[***]			[***]

Amendment 50 to SOW 1	Page 16
Exhibit A - Schedule 1	Brocade Confidential Information
[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW 1) - AMENDMENT 50
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
Date: January 20, 2016 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - 13 Months (included in unit price of product)	Out of Warranty Pricing
	XIB-3854-0000		[***]	16 port Switch FRUCOO - China	[***]			[***]
	XIB-3854-D0000		[***]	16 port Switch FRUCOO - United States	[***]			[***]
4Gbit/sec Switch Products and Software
SW210E
	IB-210E-0000-B IB-210E-R0000-M	[***]	[***]	SW210E, 8 active ports, 0 Eports. Includes Web Tools and Zoning (2005 B16)	[***]	[***]		[***]
	IB-210E-1000-B IB-210E-R1000-M	[***]	[***]	SW210E, 8 active ports, 0 Eports. Includes Web Tools and Zoning (2005 16B)	[***]	[***]		[***]
	XIB-210E-0000 XIB-210E-R0000		[***]	FRU, SW210E, 8 active ports, 0 Eports. Includes Web Tools and Zoning (2005 B16)	[***]			[***]
	XIB-210E-1000 XIB-210E-R1000		[***]	FRU, SW210E, 8 active ports, 0 Eports. Includes Web Tools and Zoning (2005 16B)	[***]			[***]
SW4100
	IB-4120-0000-B IB-4120-R0000-M	[***]	[***]	16 active ports, 4g Fiber Channel Switch (SW4100) with two power supplies; includes Fabric Watch, Web Tools, Advanced Zoning, NPIV	[***]	[***]		[***]
	IB-4120-1000-B IB-4120-R1000-M	[***]	[***]	IBM 2005 32B: 16 active ports, 4g Fiber Channel Switch (SW4100) with two power supplies; includes Fabric Watch, Web Tools, Advanced Zoning, NPIV	[***]	[***]		[***]
	XIB-4120-0000 XIB-4120-R0000		[***]	16 port 4g switch FRU (SW4100); includes two power supplies, Fabric Watch, Web Tools, Advanced Zoning, NPIV	[***]			[***]
	XIB-4120-1000 XIB-4120-R1000		[***]	1 IBM 2005 32B: 16 port 4g switch FRU (SW4100); includes two power supplies, Fabric Watch, Web Tools, Advanced Zoning, NPIV	[***]			[***]
	XIB-4100-0003 XIB-4100-R0003		[***]	Power Supply FRU (SW4100)	[***]
	XIB-4100-0004 XIB-4100-R0004		[***]	Fan FRU (SW4100)	[***]
SW4900
	IB-4920-0000-M	[***]	[***]	SW4900 32P, no SFP's Advanced Webtools, Advanced Zoning, Fabric Watch, and Full Fabric; NPIV now included in FOS v5.1.0	[***]	[***]		[***]
	XIB-4920-0000		[***]	SW4900 32P, no SFP's Base pricing includes: Advanced Webtools, Full Fabric, Advanced Zoning, Fabric Watch NPIV now included in FOS v5.1.0	[***]			[***]
	XIB-4900-0004		[***]	SW4900 - Fan FRU	[***]
BROCADE 5000
	IB-5020-0000-M	[***]	[***]	16port with 2 P/S, 2 Fans, no SFP's, and no documentation; WebTools, Advanced Zoning, Fabric Watch	[***]	[***]		[***]
	IB-5020-1000-M	[***]	[***]	16port with 2 P/S, 2 Fans, no SFP's, and no documentation; WebTools, Advanced Zoning, Fabric Watch	[***]	[***]		[***]
	XIB-5020-0000		[***]	FRU: 16port switch with 2 P/S, 2 Fans, docs, no SFP's WebTools, Advanced Zoning, Fabric Watch	[***]			[***]
	XIB-5020-1000		[***]	FRU: 16port switch with 2 P/S, 2 Fans, docs, no SFP's WebTools, Advanced Zoning, Fabric Watch	[***]			[***]
	XIB-5000-0003		[***]	FRU: P/S and Fan	[***]
SW7500
	IB-7500-0000-M	[***]	[***]	SW7500,18P,2PS, no SFP's Advanced Webtools, Advanced Zoning, Full Fabric, Extended Fabrics, Fabric Watch; NPIV now included in FOS v5.1.0	[***]	[***]		[***]

Amendment 50 to SOW 1	Page 17
Exhibit A - Schedule 1	Brocade Confidential Information
[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW 1) - AMENDMENT 50
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
Date: January 20, 2016 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - 13 Months (included in unit price of product)	Out of Warranty Pricing
	XIB-7500-0000		[***]	SW7500,18P,2PS, no SFP's Advanced Webtools, Advanced Zoning, Full Fabric, Extended Fabrics, Fabric Watch; NPIV included in FOS v5.1.0	[***]			[***]
	XIB-7500-0004		[***]	SW7500 - Fan FRU	[***]
BROCADE 7500E
	IB-7500E-0000-M	[***]	[***]	4port, 2 P/S, 3 Fans, 0 SFPs Fabric Watch, Extended Fabric, HPE	[***]	[***]		[***]
	XIB-7500E-0000		[***]	Switch FRU (4p, 2 P/S, 3 fans, 0 SFPs) Fabric Watch, Extended Fabric, HPE	[***]			[***]
8Gbit/sec Switch Products and Software
BROCADE 300
BROCADE 300 BUNDLED WITH SFP'S
	IB-320-0004-M		[***]	8p, 1 power supply, 8 4G SWL SFPs Advanced Zoning, Webtools, Full Fabric, EGM	[***]	[***]
	IB-310-1004-M		[***]	8p, without Eport, 1 power supply, 8 4G SWL SFPs Advanced Zoning & Webtools	[***]	[***]
	IB-310-1008-M		[***]	8p, without Eport, 1 power supply, 8 8G SWL SFPs Advanced Zoning & Webtools	[***]	[***]
BROCADE 300 FRU's
	XIB-310-1000		[***]	FRU 8p switch without Eport, 1 power supply, 0 SFPS	[***]			[***]
BROCADE 300 OPTIONAL SOFTWARE
	IB-SMEDPOD4-01		[***]	S/W, Port-On-Demand (8P) 8 4G SWL SFPs	[***]
BROCADE 5100
BROCADE 5100 BUNDLED WITH SFP'S
	IB-5120-0008-M		[***]	24p, 2 PS/Fan Combo 24 8G SWL SFPs Advanced Zoning, Webtools, Fabric Watch, Full Fabric, EGM	[***]	[***]
	IB-5120-1008-M		[***]	24p, 2 PS/Fan Combo, 24 8G SWL SFPs Advanced Zoning, Webtools, Fabric Watch, Full Fabric, EGM	[***]	[***]
	IB-5120-0004-M		[***]	24p, 2 PS/Fan Combo, 24 4G SWL SFPs Advanced Zoning, Webtools, Fabric Watch, Full Fabric, EGM	[***]	[***]
	IB-5120-1004-M		[***]	24p, 2 PS/Fan Combo, 24 4G SWL SFPs Advanced Zoning, Webtools, Fabric Watch, Full Fabric, EGM	[***]	[***]
BROCADE 5100 FRU's
	XIB-5120-0000		[***]	FRU switch, 24p AAS	[***]			[***]
	XIB-5120-1000		[***]	FRU switch, 24p HVEC	[***]			[***]
BROCADE 5100 OPTIONAL SOFTWARE
	IB-MIDRPOD4-01		[***]	S/W, Port-On-Demand (8P) 8 4G SWL SFPs	[***]
BROCADE 5300
	IB-5320-0000-M	[***]	[***]	48p, 2 power supplies, 3 fans, 0 SFPs Advanced Zoning, Webtools, Fabric Watch, Full Fabric, EGM	[***]	[***]		[***]
BROCADE 5300 BUNDLED WITH SFP'S
	IB-5320-0004-M		[***]	48p, 2 power supplies, 3 fans, 48 4G SWL SFPs Advanced Zoning, Webtools, Fabric Watch, Full Fabric, EGM	[***]	[***]
	IB-5320-0008-M		[***]	48p, 2 power supplies 3 fans 48 8G SWL SFPs Advanced Zoning, Webtools, Fabric Watch, Full Fabric, EGM	[***]	[***]

Amendment 50 to SOW 1	Page 18
Exhibit A - Schedule 1	Brocade Confidential Information
[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW 1) - AMENDMENT 50
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
Date: January 20, 2016 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - 13 Months (included in unit price of product)	Out of Warranty Pricing
BROCADE 5300 FRU's
	XIB-5320-0000		[***]	FRU switch, 48p	[***]			[***]
	XIB-MIDR-0003		[***]	[***]
	XIB-5300-0001		[***]	Brocade 5300 Fan FRU	[***]
[***]
	IB-MENTPOD4-01		[***]	S/W, Port-On-Demand (16P) 16 4G SWL SFPs	[***]
16Gbit/sec Switch Products
BROCADE 6505 Switch (IBM 2498-F24G / 249824G / 2498-X24)
	IB-6505-12-G16-0R-W-U	[***]	[***]	6505, 12P, 12 x 16GB SWL SFPs; Includes FF and EGM, thin / fixed rack mount kit (IB-R000291), and two power supplies; one power supply will be installed and the other will be included in the shipment.	[***]		[***]	[***]
	IB-6505-12-G8-0R-W-U	[***]	[***]	6505, 12P, 12 x 8GB SWL SFPs; Includes FF and EGM, thin / fixed rack mount kit (IB-R000291), and two power supplies; one power supply will be installed and the other will be included in the shipment.	[***]		[***]	[***]
	IB-6505-12-16G-0R-W-U	[***]	[***]	6505, 12P, 12 x 16GB SWL SFPs; Includes FF and EGM, thin / fixed rack mount kit (IB-R000291) and one power supply.	[***]		[***]	[***]
	IB-6505-12-8G-0R-W-U	[***]	[***]	6505, 12P, 12 x 8GB SWL SFPs; Includes FF and EGM, thin / fixed rack mount kit (IB-R000291) and one power supply.	[***]		[***]	[***]
BROCADE 6505 Switch (IBM 2498-F24 / 249824G / 2498-X24) FRU'S
	XIB-6505-12-0000-0R	[***]	[***]	FRU, Brocade 6505, 12P, BR, AC, AAS; Includes one power supply	[***]			[***]
	XIB-6505-12-1000-0R	[***]	[***]	FRU, Brocade 6505, 12P, BR, AC; HVEC / Xccelerator; Includes one power supply	[***]			[***]
FCoE Switch Products and Software
BROCADE 8000
	IB-8000-0018-W-U	[***]	[***]	3758-B32; 8000, 24P CEE and 8P FC, with 8 x 8G SWL SFP+ ; 3 Fans; 2 P/S	[***]		[***]	[***]
	IB-8000-1018-W-U	[***]	[***]	375832E; 8000, 24P CEE and 8P FC, with 8 x 8G SWL SFP+; 3 Fans; 2 P/S	[***]		[***]	[***]
BROCADE 8000 FRU's
	XIB-8000-0000	[***]	[***]	FRU 8000, 8P FC, 24P CEE with 0 8G SWL SFP+; 3 fans; 2 P/S	[***]			[***]
	XIB-8000-1000	[***]	[***]	8000, 24P CEE and 8P FC, with 0 8G SWL SFP+ ; 3 Fans; 2 P/S	[***]			[***]
	XIB-350WPS-0001	[***]	[***]	FRU, 350W P/S	[***]
BROCADE 8000 (CEE Only)
	IB-8000-0001-W-U	[***]	[***]	3758-L32 / 375832L; 8000, 24P CEE; 3 Fans and 2 P/S	[***]		[***]	[***]
BROCADE 8000 CEE Only FRU's
	XIB-8000-0010	[***]	[***]	FRU 8000, 24P CEE with 3 fans and 2 P/S	[***]			[***]
ENCRYPTION PRODUCTS
BROCADE ENCRYPTION SWITCH (IBM 2498-E32)
	IB-BES20-0008-W-U	[***]	[***]	Brocade Encryption Switch, 32 8G SWL	[***]		[***]	[***]
BROCADE FS8-18 ENCRYPTION BLADE
	IB-FS818-0001-M Nov 1, 2010 = IB-FS818-0010-M	[***]	[***]	Brocade Encryption Blade. Base unit 48Gb Crypto, (16 8G SWL SFPs)	[***]	[***]		[***]
BROCADE ENCRYPTION SWITCH AND FS8-18 ENCRYPTION BLADE FRU's

Amendment 50 to SOW 1	Page 19
Exhibit A - Schedule 1	Brocade Confidential Information
[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW 1) - AMENDMENT 50
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
Date: January 20, 2016 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - 13 Months (included in unit price of product)	Out of Warranty Pricing
	XIB-BES-0000	[***]	[***]	FRU, BES, 32P, 48G ENC, 0 SFPs, 0 PS, 0 FAN, BR	[***]			[***]
	XIB-FS818-0001	[***]	[***]	FRU, Encryption blade, 16P, 48Gb Crypto, 0 SFPs	[***]			[***]
	XIB-001173	[***]	[***]	Smart Card FRU, EACH	[***]

MULTI-PROTOCOL ROUTER
SW7420
	IB-7422-D0100-B IB-7422-R0100-M	[***]	[***]	8 port Multi-Protocol Router	[***]	[***]		[***]
	IB-7420POD-10	[***]	[***]	8 ports on demand (Plant only)	[***]
	IB-7420POD-20	[***]	[***]	8 ports on demand (Field only)	[***]
	XIB-7422-0100 XIB-7422-R0100		[***]	8 port Multi-Protocol Router FRU Switch	[***]			[***]
	XIB-7420-0004 XIB-7420-R0004		[***]	Fan FRU	[***]
	XIB-7420-0005 XIB-7420-R0005		[***]	Power Supply FRU	[***]

DIRECTOR PRODUCTS AND SOFTWARE
SW12000
	IB-12000-0003	[***]	[***]
32 Port Fibre Channel Core Switch (SW12000) Includes 2 Stiletto Port Blades, 2 CP Blades, 4 Power Supplies, 3 Blowers, 6 Port Blade Filler Panels, 1 Cable Management Pillar, Fabric OS, Advanced Web Tools, Advanced Zoning, Fabric Watch, Performance Monitoring, Trunking.
[***]
	IB-12000-0201		[***]	Switch Blade 16 port, 2GB	[***]			[***]
	XIB-12000-0010		[***]	Chassis FRU, includes backplane, blower and power supply backplane, AC and blower harness.	[***]
	XIB-12000-0103		[***]	Control Processor Blade	[***]			[***]
	XIB-12000-0120 XIB-12000-R0120		[***]	Rack Mounting Kit 14U, FRU	[***]
	XIB-12000-0122 XIB-12000-R0122		[***]	Blower Assembly, FRU	[***]
	XIB-12000-0123 XIB-12000-R0123		[***]	Rear WWN Bezel Assy	[***]
	XIB-12000-0124 XIB-12000-R0124		[***]	WWN Card	[***]
	XIB-12000-0127		[***]	Chassis Door, Includes Plastic and Metal door Components and IBM Front Badge	[***]
	XIB-12000-0128		[***]	Stiletto Port Blade Slot Filler Panel, SW12000, FRU	[***]
	XIB-12000-0131		[***]	Cable Management Tray	[***]
	XIB-12000-0132		[***]	Cable Management Pillar, FRU	[***]
	XIB-12000-0201		[***]	Switch Blade 16 port, 2Gb, FRU	[***]			[***]
SW24000
	IB-24000-0003-B	[***]	[***]
32 Port Fibre Channel Director (SW24000) Includes 2 SW24000 Port Blades, 2 SW24000 CP Blades, 2 Power Supplies, 3 Blowers, 6 Port Blade Filler Panels, 1 Cable Management Pillar, 2 Power Supply Filler Panels, Fabric OS, Advanced Web Tools, Advanced Zoning, Fabric Watch, Performance Monitoring, Trunking
					[***]	[***]
	IB-24000-0201		[***]	SW24000, 16 Port Upgrade Blade	[***]			[***]
	IB-24000-0301-B		[***]	SW24000 Upgrade kit. Includes: 2 SW24000 16 port blades and 2 SW24000 CP blades	[***]	[***]
	XIB-24000-0010		[***]	SW24000 FRU Chassis , includes backplane, blower and power supply backplane, AC and blower harness	[***]

Amendment 50 to SOW 1	Page 20
Exhibit A - Schedule 1	Brocade Confidential Information
[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW 1) - AMENDMENT 50
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
Date: January 20, 2016 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - 13 Months (included in unit price of product)	Out of Warranty Pricing
	XIB-24000-0103		[***]	SW24000 Control Processor Blade, FRU	[***]			[***]
	XIB-24000-0127		[***]	SW24000 FRU, Chassis Door. Includes Plastic and Metal door Components and IBM Front Badge	[***]
	XIB-24000-0130 XIB-24000-R0130		[***]	FRU, Power Supply Filler Panels	[***]
	XIB-24000-0201		[***]	SW24000 Switch Blade 16 port, 2Gb, FRU	[***]			[***]
[***]
	IB-48000-0000-B IB-48000-R0000-M	[***]	[***]
SW48000, zero port, 2CP, 2PS, 2 PS filler panels, 8 port blade filler panels (2109 M48); Fabric OS, Full Fabric, Advanced Web Tools, Advanced Zoning, Fabric Watch, Performance Monitoring, Trunking, NPIV
					[***]	[***]
	IB-48000-0101 IB-48000-R0101	[***]	[***]	SW48000, 4g 16 PORT CARD, (Upgrade Blade)	[***]			[***]
	IB-48000-0102 IB-48000-R0102	[***]	[***]	SW48000, 4g 32 PORT CARD, (Upgrade)	[***]			[***]
	XIB-48000-0010 XIB-48000-R0010		[***]	FRU, CHASSIS, SW48000 includes backplane, blower and power supply backplane, AC and blower harness	[***]
	XIB-48000-0101 XIB-48000-R0101		[***]	FRU, 4g 16 PORT CARD, SW48000 (FRU)	[***]			[***]
	XIB-48000-0102 XIB-48000-R0102		[***]	FRU, 4g 32 PORT CARD, SW48000 (FRU)	[***]			[***]
	XIB-48000-0103 XIB-48000-R0103		[***]	FRU, CP CARD, SW48000	[***]			[***]
	XIB-48000-0105 XIB-48000-R0105		[***]	FRU, CABLE MGT COMB, SW48000	[***]
	XIB-48000-0111 XIB-48000-R0111		[***]	FRU, CHASSIS DOOR, SW48000	[***]
	XIB-48000-0128 XIB-48000-R0128		[***]	FRU, PORT CARD SLOT FILLER PANEL (SW48000)	[***]
	IB-48000-0150-M	[***]	[***]	SW48000, FR4-18i FCR and FCIP blade, no SFPs	[***]	[***]		[***]
	XIB-48000-0150		[***]	(FRU) SW48000, FR4-18i FCR and FCIP blade, no SFPs	[***]			[***]
	IB-48000-0148	[***]	[***]	SW48000, 48-port FC Switching Blade (FC4-48)	[***]			[***]
	IB-48000-0140	[***]	[***]	384 Cable Management Tray (field upgrade)	[***]
	XIB-48000-0148		[***]	FRU, 48-port FC Switching Blade for SW48000	[***]			[***]
	IB-48000-0152-M	[***]	[***]	FC4-16IP, 8 port FC plus 8 port GigE iSCSI blade (Ironman) for Brocade 48000.- Blade requires minimum FOS 5.3.0- Maximum 4 blades per system.- Requires 4 power supplies in system.	[***]	[***]		[***]
	XIB-48000-0152		[***]	FRU, FC4-16IP Port Card for Brocade 48000. Blade requires minimum FOS 5.3.0 on CP.Requires 4 power supplies in system	[***]
	IB-48000-0153-M	[***]	[***]	FC10-6, 6 port 10Gbit FC blade (Xenon) for Brocade 48000.- Blade requires minimum FOS 5.3.0- Requires 4 power supplies in system- Maximum 8 per system.	[***]	[***]		[***]
	XIB-48000-0153		[***]	FRU, FC10-6, 6 Port 10G FC blade (Xenon) for Brocade 48000Blade requires minimum FOS 5.3.0 on CP.Requires 4 power supplies in system	[***]
	IB-48000-0303 IB-48000-R0303	[***]	[***]	4Gb Upgrade Kit to include cable management comb and M48 door with no badge	[***]
BROCADE DCX-4S
	IB-DCX4S-0002-W-U	[***]	[***]	DCX-4S, 2PS, 0P, 2CP, 2CR, 0 SFP, EGM, EB (AN, TRK, APM, FW, EGM) June 4, 2010 = Server Application Optimization License included in the Enterprise Bundle Dec 3, 2013 = Added Fabric Vision (FV)	[***]		[***]	[***]

Amendment 50 to SOW 1	Page 21
Exhibit A - Schedule 1	Brocade Confidential Information
[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW 1) - AMENDMENT 50
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
Date: January 20, 2016 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - 13 Months (included in unit price of product)	Out of Warranty Pricing
BROCADE DCX-4S - FRU's
	XIB-DCX4S-0106	[***]	[***]	FRU, CR4S-8, CORE BLADE	[***]			[***]
	XIB-DCX4S-0010	[***]	[***]	FRU, DCX-4S, CHASSIS	[***]			[***]
	XIB-000305	[***]	[***]	FRU, EMI PLUG	[***]
BROCADE DCX-4S - OPTIONAL SOFTWARE
	IB-DCX4SICL-01	[***]	[***]	DCX-4S, ICL LICENSE FOR SINGLE SWITCH	[***]
BROCADE DCX (DATA CENTER BACKBONE)
	IB-DCX-0001-M		[***]
DCX, 2-PS, 0-P, 2-CP, 2-Core, 0-SFP with Door, 14U rack mount kit, and cable mgt comb, accessory tray, Cable Retainer Kit, SFP Extraction Tool,Web Tools, Advanced Zoning, Enterprise SW Bundle.
June 4, 2010 = Server Application Optimization License included in the Enterprise SW Bundle

Dec 3, 2013 = Added Fabric Vision (FV)
					[***]	[***]
	IB-DCX-0107	[***]	[***]	BR DCX, ICL Cable Kit (qty-2 ICL Cables)	[***]
DCX - OPTIONAL SOFTWARE
	IB-DCXICL-01	[***]	[***]	BR DCX, ICL License	[***]
	IB-DCX8LICL-01	[***]	[***]	S/W, 8-link Inter Chassis Link license	[***]
DCX - FRU's
	XIB-DCX-0010		[***]	DCX, Chassis, BR	[***]
	XIB-DCX-0106		[***]	DCX, CR8, Core Blade, BR	[***]			[***]
	XIB-DCX-0107		[***]	DCX, ICL Cable, 5M, BR	[***]
DCX BLADE - BUNDLED WITH SFP'S
	IB-DCX-1101		[***]	DCX, Port Blade, 16P, 16 SWL 4G SFPs	[***]
	IB-DCX-1102		[***]	DCX, Port Blade, 32P, 32 SWL 4G SFPs	[***]
	IB-DCX-1148		[***]	DCX, Port Blade, 48P, 48 SWL 4G SFPs	[***]
	IB-DCX-4101		[***]	DCX, Port Blade, 16P, 16 LWL 10KM 4G SFPs	[***]
	IB-DCX-4102		[***]	DCX, Port Blade, 32P, 32 LWL 10KM 4G SFPs	[***]
	IB-DCX-4148		[***]	DCX, Port Blade, 48P, 48 LWL 10KM 4G SFPs	[***]
BROCADE FX8-24 DCX EXTENSION BLADE
	IB-FX824-0001-M	[***]	[***]	FX8-24 Blade, 22P, Qty-0 8Gb SWL SFPs, Qty-0 1GE SFPs	[***]	[***]		[***]
BROCADE FX8-24 DCX EXTENSION BLADE
	IB-FX824-0001-M	[***]	[***]	FX8-24 Blade, 22P, Qty-0 8Gb SWL SFPs, Qty-0 1GE SFPs	[***]	[***]		[***]
BROCADE FX8-24 DCX EXTENSION BLADE - FRU's
	XIB-FX824-0000	[***]	[***]	FX8-24 Blade, 22P	[***]			[***]
16Gbit/sec DIRECTORS
BLADES & ACCESSORIES FOR SAN384B-2 (2499-416) AND SAN768B-2 (2499-816)
ACCESSORIES & FRU's
	IB-DCXICLKIT-01-M	[***]	[***]	S/W, 1 x ICL POD License + 16x (4x16Gbps QSFP)	[***]	[***]
BLADES & ACCESSORIES FOR SAN384B-2 (2499-416) AND SAN768B-2 (2499-816)
	IB-FS818-0020-M	[***]	[***]	FS8-18, 16PFC, 48GB Crypto, 16 8G SWL P3 SFP	[***]	[***]		[***]
	IB-DCX8510-2032	[***]	[***]	Port blade, FC8-32E, 32p, 32 x 8G SWL SFP, IB	[***]			[***]
	IB-DCX8510-2048	[***]	[***]	Port blade, FC8-48E, 48p, 48 x 8G SWL SFP, IB	[***]			[***]
BLADE FRU'S

Amendment 50 to SOW 1	Page 22
Exhibit A - Schedule 1	Brocade Confidential Information
[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW 1) - AMENDMENT 50
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
Date: January 20, 2016 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - 13 Months (included in unit price of product)	Out of Warranty Pricing
	XIB-DCX8510-2032 Effective 3/1/12: XIB-DCX8510-0032	[***]	[***]	FRU, Port blade, FC8-32E, 32p	[***]			[***]
	XIB-DCX8510-2048 Effective 3/1/12: XIB-DCX8510-0048	[***]	[***]	FRU, Port blade, FC8-48E, 48p	[***]			[***]

FABRIC MANAGER
	BR-CD-FMG3.0.2		[***]	Fabric Manager 3.x	[***]
	IB-FMG4-0001-S		[***]	Fabric Manager 4.x-Enterprise (Unlimited copies per one server/PC)	[***]	[***]
	IB-FMG4-7000-S		[***]	Fabric Manager 4.x -3.0 to 4.x Upgrade to Enterprise (Unlimited copies per one server/PC)	[***]	[***]
	IB-FMG4-0010-S		[***]	Fabric Manager 4.x with 10 Domains	[***]	[***]
	IB-FMG4-9000-S		[***]	Fabric Manager 4.x Upgrade from 10 Domains to Unlimited Domains	[***]	[***]

TRANSCEIVERS
	IB-000147	[***]	[***]	SFP, SWL, 8G, 1-pack	[***]	[***]	[***]	[***]
	IB-000148	[***]	[***]	SFP, SWL, 8G, 8-pack	[***]	[***]	[***]	[***]
	IB-000300	[***]	[***]	Copper SFP	[***]	[***]	[***]	[***]
	XIB-000147	[***]	[***]	SFP,SWL,8G,1-PK,BR	[***]	[***]	[***]	[***]
	XIB-000300	[***]	[***]	Copper SFP	[***]	[***]	[***]	[***]
	XIB-000228	[***]	[***]	FRU, QSFP, SWL, 1x (4x16Gbps) FC, 1-PACK, BR	[***]	[***]	[***]	[***]
	IB-000228	[***]	[***]	Brocade, SWL, 1, 16x (4x16Gbps QSFP); 16 QSFP's	[***]	[***]	[***]	[***]

Amendment 50 to SOW 1	Page 23
Exhibit A - Schedule 1	Brocade Confidential Information
[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.